UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5, 2010

BIOTEL INC.

(Exact name of Registrant as specified in its charter)

State of Incorporation:  Minnesota

Commission File Number:  0-50914

I.R.S. Employer Identification No.:  41-1427114

Address of principal executive offices:

1285 Corporate Center Drive, Suite 150

Eagan, MN  55121

Registrant’s telephone number, including area code:(651) 286-8620

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

Merger Agreement

                On November 5, 2010, Biotel Inc. (the “Company”) entered into a Merger Agreement (the “Merger Agreement”) with CardioNet, Inc. (the “Buyer”) and Garden Merger Sub, Inc., a wholly owned subsidiary of Buyer (the “Merger Sub”).  Under the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing after the Merger as the surviving corporation and a subsidiary of the Buyer.  In connection with this Merger Agreement, the Buyer and the Company also entered into a Settlement Agreement to terminate the prior merger agreement among the parties dated April 1, 2009, and to settle the outstanding litigation among them, which will be effective as of the close of the Merger.  At the effective time of the Merger, each issued and outstanding share of the Company’s Common Stock (the “Common Stock”) will be converted into the right to receive $3.84 in cash, before adjustment for working capital, without interest (the “Merger Consideration”).  In addition, each holder of an option to purchase shares of Common Stock will be entitled to receive a per share cash payment equal to the amount by which the Merger Consideration exceeds the exercise price of such option, less any applicable withholding taxes.

                The Company has made customary representations and warranties and agreed to customary covenants in the Merger Agreement.  The completion of the Merger is subject to approval of the Merger Agreement by the Company’s shareholders and other customary closing conditions.  The transaction is not subject to any financing condition.

                The Merger Agreement contains certain termination rights and provides that, upon the termination of the Merger Agreement under specified circumstances, the Company may be required to pay Buyer a termination fee equal to $330,000 and to reimburse Buyer for expenses up to $100,000.

                In connection with the Merger Agreement, Buyer has entered into voting agreements (the “Voting Agreements”), each dated as of November 5, 2010, with each of B. Steven Springrose, Judy E. Naus, L. John Ankney, Stanley N. Bormann, David A. Heiden, C. Roger Jones and Spencer M. Vawter (each a “Shareholder,” and collectively, the “Shareholders”) pursuant to which, among other things, each Shareholder has agreed to vote all shares of the Company’s Common Stock beneficially owned by each Shareholder (the “Covered Shares”) for approval of the Merger Agreement and the transactions contemplated thereby and against any action that is intended, or could reasonably be expected to impede, interfere with, delay, postpone or adversely affect the transactions contemplated by the Merger Agreement.  In addition, pursuant to the terms of the Voting Agreements, each Shareholder has granted Buyer an irrevocable proxy to vote the Covered Shares with respect to the matters set forth in the Voting Agreement.  The Shareholders own beneficially an aggregate of approximately 22% of the Company’s outstanding Common Stock.  The form of Voting Agreement between the Buyer and each of the Shareholders is included as Exhibit B to the Merger Agreement and incorporated herein by reference.

                Following the Merger, the Company will cease to be a reporting company under the Securities Exchange Act of 1934, as amended, and its Common Stock will cease to be traded on the OTC Bulletin Board.

                The foregoing descriptions of the Merger Agreement, the Voting Agreement and the Settlement Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, which are filed as Exhibits 10.1 and 10.2 hereto and incorporated by reference.  The Merger Agreement is included to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual information about the Company or the other parties thereto.  In particular, the assertions embodied in the Company’s representations and warranties contained in the Merger Agreement are qualified by information in the disclosure schedules provided by the Company to Buyer in connection with the signing of the Merger Agreement.  Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company and Buyer rather than establishing matters as fact.  Accordingly, investors and security holders should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Company or Buyer.

Additional Information and Where to Find It

                In connection with the proposed merger, the Company will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (the “SEC”).  Investors and security holders of the Company are urged to read the proxy statement and other relevant documents filed with the SEC when they become available, because they will contain important information.  Investors and security holders may obtain free copies of the proxy statement and other documents when they become available by contacting the Company by mail at Biotel Inc., 1285 Corporate Center Drive, Suite 150, Eagan, MN  55121, Attn:  Judy Naus.  In addition, documents filed with the SEC by the Company are available free of charge at the Securities and Exchange Commission’s website at www.sec.gov and at the Company’s website at www.biotelinc.com.

                The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction.  Information concerning the special interest of these directors, executive officers and other members of the Company’s management and employees in the proposed transaction will be included in the proxy statement of the Company described above.  Information regarding the Company’s directors and executive officers is also available in its Annual Report on Form 10-K and Form 10-K/A, for the fiscal year ended June 30, 2010 (filed September 28, 2010 and October 28, 2010).  This document is available free of charge at the SEC’s website at www.sec.gov and from the Company as described above.

Item 7.01.       Regulation FD Disclosure.

                On November 8, 2010, the Buyer issued a press release announcing the signing of the Merger Agreement.  Pursuant to General Instruction F of Form 8-K, a copy of such joint press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.  The information in this Item 7.01 of Form 8-K, as well as Exhibit 99.1, shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Safe Harbor Statement

                This communication contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, particularly those statements regarding the effects of the proposed merger and those preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions.  Forward-looking statements relating to expectations about future results or events are based upon information available as of today’s date, and there is no assumed obligation to update any of these statements.  The forward-looking statements are not guarantees of future performance, and actual results may vary materially from the results and expectation discussed.  For instance, although the Company and Buyer have signed an agreement for Merger Sub to merge with and into the Company, there is no assurance that they will complete the proposed merger.  The proposed merger may not occur if the companies do not receive necessary approval of the Company’s shareholders or if either the Company or Buyer fail to satisfy other conditions to closing.  Other risks and uncertainties to which the Company is subject are discussed in the Company’s reports filed with the Securities and Exchange Commissions (the “SEC”) under the caption Risk Factors and elsewhere, including, without limitation, the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010 (filed September 28, 2010 and October 28, 2010).  Copies of the Company’s filings with the SEC can be obtained on the Company’s website at www.biotelinc.com or at the SEC’s website at www.sec.gov.  One or more of the these factors have affected, and could affect, the Company’s business and financial results in future periods and could cause actual results and issues related to the merger transaction to differ materially from plans and projections.  Any forward-looking statement is qualified by reference to these risks, uncertainties and factors.  Forward-looking statements speak only as of the date of the documents in which they are made.  These risks, uncertainties and factors are not exclusive, and the Company undertakes no obligation to publicly update or review any forward-looking statements to reflect events or circumstances that may arise after the date of this release, except as required by law.

Item 9.01.       Financial Statements and Exhibits.

(d)                 Exhibits.

Exhibit No.	Description

10.1

Merger Agreement, dated as of November 5, 2010, among Biotel Inc., Garden Merger Sub, Inc., and CardioNet, Inc. (the schedules and exhibits to the agreement have been omitted, other than Exhibit A entitled “Plan of Merger for the Merger of Garden Merger Sub, Inc. Into Biotel Inc.) and Exhibit B entitled “Voting Agreement,” pursuant to Item 601(b)(2) of Regulation S-K*).

10.2	Settlement Agreement, dated as of November 5, 2010, between Biotel Inc. and CardioNet, Inc.

99.1	Press Release, dated November 8, 2010, entitled “Biotel Inc. Announces Definitive Merger Agreement with CardioNet, Inc.”

*    The Company hereby agrees to furnish supplementally a copy of the omitted schedules and exhibits to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Biotel Inc.

By	/s/ B. Steven Springrose
B. Steven Springrose President and Chief Executive Officer

Date:      November 9, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1

Merger Agreement, dated as of November 5, 2010, among Biotel Inc., Garden Merger Sub, Inc. and CardioNet, Inc. (the schedules and exhibits to the agreement have been omitted, other than Exhibit A entitled “Plan of Merger for the Merger of Garden Merger Sub, Inc. Into Biotel Inc.) and Exhibit B entitled “Voting Agreement,” pursuant to Item 601(b)(2) of Regulation S-K*).

10.2	Settlement Agreement, dated as of November 5, 2010, between Biotel Inc. and CardioNet, Inc.

99.1	Press Release, dated November 8, 2010, entitled “Biotel Inc. Announces Definitive Merger Agreement with CardioNet, Inc.”

*    The Company hereby agrees to furnish supplementally a copy of the omitted schedules and exhibits to the Securities and Exchange Commission upon its request.